SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2002

                          IMPLANT SCIENCES CORPORATION

               (Exact Name of Registrant as Specified in Charter)


      MASSACHUSETTS                000-25839                   04-2837126
----------------------------      ------------            ----------------------
(State  or  other  jurisdic-      (Commission                (IRS  Employer
  tion of incorporation)          File Number)            Identification Number)



                    107 AUDUBON ROAD #5, WAKEFIELD, MA 01880
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (781) 246-0700

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  9.     REGULATION  FD  DISCLOSURE.

     On January 23, 2002 and January 24, 2002, Alan Lucas, Vice President of Sales, Marketing and Business Development, and David Volpe, Acting Chief Financial Officer, of Implant Sciences Corporation (the "Company") will make a presentation to select brokers who either hold securities of the Company or may be interested in acquiring securities of the Company. The presentation on January 23, 2002 will be held in Atlanta, Georgia and the presentation on January 24, 2002 will be held in Boca Raton, Florida. The Company will present to this audience a slide presentation substantially in the form as attached hereto as Exhibit 99.1.


                                  EXHIBIT INDEX

ITEM  NO.          DESCRIPTION
---------          -----------

99.1               Slide  Presentation  as  presented  on  January  23, 2002 and
                   January  24,  2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          IMPLANT SCIENCES CORPORATION



                         By:  /s/  Anthony  J.  Armini
                            --------------------------------
                            Anthony  J.  Armini
                            President  and  Chief  Executive  Officer



Date:  January  23,  2002